                                                                  EXHIBIT 99.3

                                                      MORROW SNOWBOARDS, INC.
                                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          (in thousands)
                                                          (U.S. dollars)
                                                            (Unaudited)

                                                          Morrow             Westbeach
                                                       Snowboards,           Snowboard                            Morrow
                                                           Inc.             Canada, Ltd.         Pro Forma    Snowboards, Inc.
                                                  (September 27, 1997)  (September 30, 1997)    Adjustments      Pro Forma
                                                  --------------------  --------------------    -----------   ----------------
                      ASSETS                               (2)
Current assets:
   Cash and equivalents ...........................       $ 1,924                 --               (1,000) (e)          924
   Accounts receivable, net .......................         7,877                1,710               --               9,587
   Inventories ....................................         6,285                2,191               --               8,476
   Prepaid expenses ...............................           329                  260               --                 589
   Refundable income taxes ........................           270                 --                 --                 270
   Deferred income taxes ..........................         1,074                 --                 --               1,074
                                                          -------              -------            -------           -------
        Total current assets ......................        17,759                4,161             (1,000)           20,920

Property, plant and equipment, net ................        10,579                  254               --              10,833
Intangibles (principally goodwill) ................          --                     98              3,997 (a)         4,095
Other assets ......................................            28                   85                 35 (d)           148
                                                          -------              -------            -------           -------
      Total assets ................................       $28,366                4,598              3,032            35,996
                                                          =======              =======            =======           =======

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Operating line of credit .......................       $  --                    308               (308)(b)          --
   Accounts payable ...............................           918                  951               --               1,869
   Accrued liabilities ............................         1,138                  198               --               1,336
   Short-term note payable ........................          --                    727               --                 727
   Current portion of long-term debt ..............           151                  490               (490)(b)           151
                                                          -------              -------            -------           -------
      Total current liabilities ...................         2,207                2,674               (798)            4,083
                                                          -------              -------            -------           -------

Long-term revolving line of credit ................          --                   --                4,041 (e)         4,041
Deferred income taxes .............................           304                   33               --                 337
Long-term debt, net of current portion ............           149                1,560             (1,560)(b)           149
                                                          -------              -------            -------           -------
      Total long-term liabilities .................           453                1,593              2,481             4,527
                                                          -------              -------            -------           -------

Shareholders' equity:
   Common stock ...................................        25,317                 --                1,680 (c)        26,997
   Retained earnings ..............................           389                 --                 --                 389
                                                          -------              -------            -------           -------
      Total shareholders' equity ..................        25,706                 --                1,680            27,386
                                                          -------              -------            -------           -------
Total liabilities and shareholders' equity ........       $28,366                4,267              3,363            35,996
                                                          =======              =======            =======           =======

See Notes to Pro Forma Consolidated Financial Statements


                                                      MORROW SNOWBOARDS, INC.
                                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                          (in thousands, except share and per share data)
                                                          (U.S. dollars)
                                                            (Unaudited)

                                                          Morrow             Westbeach
                                                       Snowboards,           Snowboard
                                                           Inc.             Canada, Ltd.                                Morrow
                                                     (For the period      (For the period         Pro Forma         Snowboards, Inc.
                                                   1/1/97-9/27/97) (2)    1/1/97-9/30/97)        Adjustments           Pro Forma
                                                   -------------------   -----------------       -----------        ----------------
Net sales ......................................       $    13,011                5,516                 --                 18,527
Cost of goods sold .............................             9,316                3,269                 --                 12,585
                                                       -----------          -----------          -----------          -----------
   Gross profit ................................             3,695                2,247                 --                  5,942
                                                       -----------          -----------          -----------          -----------
Operating expenses:
   Selling, marketing and customer service .....             3,503                1,136                 --                  4,639
   Engineering, research and product development               652                  291                 --                    943
   General and administrative ..................             2,228                1,247                  198 (f)            3,673
                                                       -----------          -----------          -----------          -----------
      Total operating expenses .................             6,383                2,674                  198                9,255
                                                       -----------          -----------          -----------          -----------

Operating loss .................................            (2,688)                (427)                (198)              (3,313)
                                                       -----------          -----------          -----------          -----------
Other income (expense):
   Interest expense ............................               (59)                (257)                 (29)(g)             (345)
   Other .......................................               245                   (1)                --                    244
                                                       -----------          -----------          -----------          -----------
      Total other income (expense) .............               186                 (258)                 (29)                (101)
                                                       -----------          -----------          -----------          -----------
Loss before income tax benefit .................            (2,502)                (685)                (227)              (3,414)
Income tax benefit .............................               885                  275                   79 (h)            1,239
                                                       -----------          -----------          -----------          -----------
Net loss .......................................       $    (1,617)                (410)                (148)              (2,175)
                                                       ===========          ===========          ===========          ===========
Net loss per share .............................       $     (0.29)                                                   $     (0.35)
                                                       ===========                                                    ===========
Shares used in per share calculations ..........         5,582,614                                   584,240 (i)        6,166,854
                                                       ===========                               ===========          ===========

           See Notes to Pro Forma Consolidated Financial Statements

                                             MORROW SNOWBOARDS, INC.
                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                          YEAR ENDED DECEMBER 31, 1996
                                 (in thousands, except share and per share data)
                                                (U.S. dollars)
                                                 (Unaudited)

                                                      Morrow       Westbeach                           Morrow
                                                   Snowboards,     Snowboard       Pro Forma       Snowboards, Inc.
                                                       Inc.       Canada, Ltd.    Adjustments         Pro Forma
                                                   -----------    ------------    -----------      ----------------
Net sales ......................................   $    31,699          8,901           --                40,600
Cost of goods sold .............................        20,843          5,200           --                26,043
                                                   -----------     ----------      ---------          ----------
   Gross profit ................................        10,856          3,701           --                14,557
                                                   -----------     ----------      ---------          ----------
Operating expenses:
   Selling, marketing and customer service .....         4,592          1,612           --                 6,204
   Engineering, research and product development           769            423           --                 1,192
   General and administrative ..................         2,581          1,400            264 (f)           4,245
                                                   -----------     ----------      ---------          ----------
      Total operating expenses .................         7,942          3,435            264              11,641
                                                   -----------     ----------      ---------          ----------
Operating income ...............................         2,914            266           (264)              2,916
                                                   -----------     ----------      ---------          ----------
Other income (expense):
   Interest expense ............................          (153)          (193)          (174)(g)            (520)
   Other .......................................           666             32           --                   698
                                                   -----------     ----------      ---------          ----------
      Total other income (expense) .............           513           (161)          (174)                178
                                                   -----------     ----------      ---------          ----------
Income before income tax (expense) benefit .....         3,427            105           (438)              3,094
Income tax (expense) benefit ...................        (1,280)           (26)           153 (h)          (1,153)
                                                   -----------     ----------      ---------          ----------
Net income .....................................   $     2,147             79           (285)              1,941
                                                   ===========     ==========      =========          ==========
Net income per share ...........................   $      0.36                                        $     0.29
                                                   ===========                                        ==========
Share used in per share calculations ...........     6,030,475                       584,240 (i)       6,614,715
                                                   ===========                     =========          ==========

           See Notes to Pro Forma Consolidated Financial Statements

                            MORROW SNOWBOARDS, INC.
             Notes to Pro Forma Consolidated Financial Statements
                                (in thousands)
                                (U.S. dollars)
                                  (Unaudited)

1.  Basis of Presentation
    ---------------------

The accompanying unaudited pro forma financial statements have been prepared to present the effect of the acquisition by Morrow Snowboards, Inc. (the Company) of Westbeach Snowboards Canada Ltd. (WSCL). The pro forma financial statements have been prepared based on the historical financial statements of the Company and WSCL as if the acquisition had occurred at September 30, 1997 and at the beginning of the respective periods. The WSCL historical financial statements were converted to U.S. dollars at the current exchange rate at September 27, 1997 and the average rate for the periods ended September 27, 1997 and December 31, 1996 and have been prepared in accordance with Canadian generally accepted accounting principles (GAAP). There are no material differences between U.S. and Canadian GAAP as it relates to WSCL financial statements.

On November 12, 1997 the Company acquired all of the outstanding securities of WSCL in exchange for 584,240 shares of Morrow Snowboards, Inc. common stock, cash totaling $2,295,400 ($3,170,000 Canadian), the assumption of $1,976,800 ($2,730,000 Canadian) of long term debt, fees and expenses of $570,000 and the assumption of the operating assets and liabilities of WSCL, including WSCL's operating line of credit. The purchase price has been allocated to the assets and liabilities of WSCL based on their fair values at the date of purchase (which approximated their historical carrying value) with the excess being allocated to goodwill in accordance with the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. Goodwill is being amortized over 15 years. The transaction has been structured such that goodwill is deductible for U.S. tax purposes.

The Pro Forma Consolidated Statements of Operations may not be indicative of the results of operations that actually would have occurred if the transaction had been in effect as of the beginning of the respective periods nor do they purport to indicate the results of future operations of the Company. The pro forma financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's 1996 Annual Report on Form 10-K and the audited financial statements and notes thereto for WSCL included elsewhere in this report on Form 8-K/A. Management believes that all adjustments necessary to present fairly such pro forma financial statements have been made based on the terms and structure of the transaction.

2.  Periods Presented
    -----------------

Beginning in 1997, Morrow Snowboards, Inc. reported its fiscal periods on a 13 week quarter. Its fiscal nine months ended September 27, 1997, while WSCL ended its fiscal nine months on September 30, 1997. The difference in financial position and results of operations as of and for the first fiscal nine months of the year is not material to the pro forma financial statements.

3.  Pro Forma Adjustments
    ---------------------

(a)  Goodwill resulting from the acquisition of WSCL as follows:

      Purchase price of WSCL including liabilities
        assumed as of September 27, 1997              $ 8,630

        Allocated to:
          Currents assets                              (4,161)
          Non-current assets excluding goodwill          (472)
                                                      -------
          Goodwill                                    $ 3,997
                                                      =======

(b)  Payoff of WSCL subordinated debentures and operating line of credit.

                            MORROW SNOWBOARDS, INC.
             Notes to Pro Forma Consolidated Financial Statements
                                (in thousands)
                                (U.S. dollars)
                                 (Unaudited)


3.  Pro Forma Adjustments, cont'd.
----------------------------------

(c) Issuance of 584,240 shares of Morrow Snowboards, Inc. common stock at $2.88 per share in connection with the acquisition of WSCL, at the quoted market price at September 27, 1997.

(d)  Deferred loan fees as follows:

        Morrow Snowboards, Inc. loan fees associated with
           financing of purchase                              $    120
        Write-off of WSCL loan fees                                (85)
                                                              --------
                                                              $     35
                                                              ========

(e) Morrow Snowboards, Inc. financing associated with the acquisition. The Company's long-term revolving line of credit is a three year facility, interest at prime plus 1/4%, expiring in November 2000.

(f) Goodwill amortization over a 15 year life, commencing at the beginning of each period presented.

(g) Incremental interest expense associated with the acquisition financing as follows:

                                                                           Year ended        Period ended
                                                                            12/31/96           9/27/97
                                                                           ----------        ------------
           Interest under Morrow Snowboards, Inc. operating line of
             credit, associated with acquisition financing                  $    379           $    246
           Less interest expense on WSCL long-term debt and                     (205)              (217)
             operating line repaid in connection with the                   --------           --------
             acquisition.                                                   $    174           $     29
                                                                            ========           ========

(h) Income tax benefits resulting from goodwill amortization and interest expense adjustments in (f) and (g) above, using an effective income tax rate of 35%.

(I) Shares of Morrow Snowboards, Inc. common stock issued in connection with the acquisition of WSCL.